UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2017

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

California	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada	89193-8510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2016, Southwest Gas Corporation, the predecessor to Southwest Gas Holdings, Inc. (collectively, the “Company”), received a formal notice from Scopia PX LLC (“Scopia”) nominating two individuals to the Company’s Board of Directors for election at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”). On February 28, 2017, Scopia withdrew its nomination of one of its director nominees, but confirmed its continued nomination of the other director nominee for election at the Annual Meeting. On April 6, 2017, Scopia withdrew its nomination of its remaining director nominee. Accordingly, the Annual Meeting will not constitute a contested election.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: April 10, 2017	/s/ Karen S. Haller
Karen S. Haller
Senior Vice President/General Counsel and Corporate Secretary